POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Timothy J. Bresnahan, David K. James and Jessica D. Burt, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2025.

/s/ Jean C. Bingham

Jean C. Bingham

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Timothy J. Bresnahan, David K. James and Jessica D. Burt, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2025.

/s/ Jennifer S.E. Carlino

Jennifer S.E. Carlino

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Timothy J. Bresnahan, David K. James and Jessica D. Burt, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2025.

/s/ Cynthia P. Hubiak

Cynthia P. Hubiak

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Timothy J. Bresnahan, David K. James and Jessica D. Burt, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2025.

/s/ Harry A. Papp

Harry A. Papp

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Timothy J. Bresnahan, David K. James and Jessica D. Burt, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2025.

/s/ Rosellen C. Papp

Rosellen C. Papp

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Timothy J. Bresnahan, David K. James and Jessica D. Burt, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2025.

/s/ Angela A. Simmons

Angela A. Simmons